UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 6, 2005

(Date of earliest event reported)

GSI COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

935 First Avenue, King of Prussia, PA 19406

(Address of principal executive offices and zip code)

(610) 265-3229

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

This Form 8-K relates to the 2005 Equity Incentive Plan (the “2005 Plan”) adopted by stockholders at the 2005 Annual Meeting of Stockholders of GSI Commerce, Inc. (“GSI”) held on June 30, 2005 and awards granted to directors pursuant to the 2005 Plan. This Form 8-K also describes actions taken with respect to certain compensation matters to the extent such matters relate to the executive officers who were named in the Summary Compensation Table of GSI’s 2005 Proxy Statement and who are expected to be named in the Summary Compensation Table of GSI’s 2006 Proxy Statement (the “Named Executive Officers”).

2005 Equity Incentive Plan

On June 30, 2005, the 2005 Plan was adopted by stockholders at the 2005 Annual Meeting of Stockholders of GSI. The 2005 Plan is summarized in GSI’s 2005 Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 9, 2005. The summary of the 2005 Plan contained in GSI’s Proxy Statement is not intended to be complete, and is qualified in its entirety by reference to the 2005 Plan included as Exhibit 10.1 to this Report and incorporated herein by reference.

Option Grants

On June 30, 2005, the Nominating and Corporate Governance Committee granted the following options to purchase shares of GSI common stock under GSI’s 2005 Plan at an exercise price of $16.75, the fair market value on the date of grant. These options are fully vested as of the date of grant and terminate ten years from the date of grant, with the exception of the grant to Mr. Lamm, which grant terminates five years from the date of grant:

M. Jeffrey Branman	option to purchase 4,000 shares of GSI Common Stock

Ronald D. Fisher	option to purchase 1,500 shares of GSI Common Stock

Harvey Lamm	option to purchase 25,000 shares of GSI Common Stock

Mark S. Menell	option to purchase 6,500 shares of GSI Common Stock (of which 5,000 shares are as compensation for service as Chair of the Audit Committee)

Michael S. Perlis	option to purchase 4,500 shares of GSI Common Stock (of which 3,000 shares are as compensation for service as Chair of the Compensation Committee)

Jeffrey F. Rayport	option to purchase 4,500 shares of GSI Common Stock (of which 3,000 shares are as compensation for service as Chair of the Nominating and Corporate Governance Committee)

Randy Ronning	option to purchase 25,000 shares of GSI Common Stock

Each of these grants can be exercised for one year after the termination of Continuous Service (as defined in the 2005 Plan), with the exception of the grant to Mr. Lamm, which grant is exercisable during its term notwithstanding any termination of Continuous Service.

Base Salary

On May 6, 2005, the annual base salary of the following Named Executive Officers was increased, effective as of January 1, 2005:

•	Michael Rubin, Co-President and Chief Executive Officer, annual base salary increased from $400,000 to $425,000;

•	Robert W. Liewald, Executive Vice President, Merchandising, annual base salary increased from $252,500 to $287,500; and

•	Robert J. Blyskal, Co-President and Chief Operating Officer, annual base salary increased from $350,000 to $375,000.

Additionally, on May 6, 2005, the annual base salary of other Named Executive Officers and other executive officers was increased, effective as of January 1, 2005.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired

None.

(b)	Pro-forma Financial Information

None.

(c)	Exhibits

The following exhibit is incorporated herein by reference:

Exhibit Number	Description
10.1	2005 Equity Incentive Plan (incorporated herein by reference and filed as Appendix A to GSI Commerce, Inc.’s Definitive Proxy Statement on Schedule 14A filed on June 9, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

By:	/s/ Michael G. Rubin
Michael G. Rubin Chairman, Co-President and Chief Executive Officer

Dated: June 30, 2005

Exhibit Index

Exhibit No.	Description
10.1	2005 Equity Incentive Plan (incorporated herein by reference and filed as Appendix A to GSI Commerce, Inc.’s Definitive Proxy Statement on Schedule 14A filed on June 9, 2005)